Financial Results Financial Results Third Quarter 2011 Third Quarter 2011 Exhibit 99.1

Forward Looking Statements
Statements contained in this presentation that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities
Litigation Reform Act of 1995. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company's actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement. The financial information included in this presentation for the quarter ended September 30,
2011 is based on preliminary unaudited data and is subject to change. Please refer to our
Annual Report on Form 10-K and other SEC reports for a discussion of those factors that could impact our future results.

Q3 2011 Highlights
•
Net income of $27.5 million; or $0.03 per share
Results include a gain on sale of securities of $8.1 million, a net benefit on the sale of PR loans of $5 million ($17.4 million gain on sale less $12.7 million provision related to reclassification of LHFS).
•
Top line revenue continues strong at $492 million in Q3.  The stability of our top line revenue through the credit cycle reflects the strength of our franchise
•
Credit costs increased in the quarter driven principally by the PR commercial portfolio
Charge offs in Q3 rose 1.3% to $135 million with increases concentrated in P.R. C&I
•
A sale of $128 million (net book value) of PR construction and commercial loans was completed
No adjustment to the valuation of the $259 million remaining book balance of LHFS
Total NPAs have been reduced due to the aforementioned PR loan sale

Sep-05
Feb-06
Jul-06
Dec-06
May-07
Oct-07
Mar-08
Aug-08
Jan-09
Jun-09
Nov-09
Apr-10
Sep-10
Feb-11
Jul-11

2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

POPULAR®

Puerto Rico Economic Update
•
Fiscal situation under control
•
Housing incentives extended to December
2012
Banco Popular origination volume  YTD as
of September 30
th
was $1 billion (up 20%
vs 2010)
•
Second public-private partnership (P3) bidding
for the Munoz Marin International Airport  in
process
•
Key tourism projects:  Sheraton Convention
Center, St. Regis Bahia Resort, Dorado Beach
Ritz Reserve and 11 additional projects
•
The recent declines in oil prices should be
helpful given our dependence on oil; alternate
energy projects are underway
3
Sources: PR Labor Department, US Labor Bureau, PR Government
Development Bank, Consultec and PR Commerce and Export Agency
Retail Sales
2,800,000
2,850,000
2,900,000
2,950,000
3,000,000
12-Month Moving Average, in $ billions
-8%
-6%
-4%
-2%
0%
2%
4%
6%
500,000
700,000
900,000
1,100,000
1,300,000
Total Jobs (Monthly Avg) ( L )
Monthly change ( R )
* 2011 Monthly average up until August
Labor Force

Financial Results

¹ Unaudited
Q3 2011 Q2 2011 Variance
Net Interest Income $369,311 $374,542 ($5,231)
Service fees & Other Oper. Income
106,696 106,942 (246)
Gain on Sale of Investments, Loans & Trading Profits
21,055 (21,452) 42,507
FDIC Loss-Share (expense) income
(5,361) 38,670 (44,031)
Gross Revenues
491,701 498,702 (7,001)
Provision for loan losses
(excluding covered loans)
(150,703) (95,712) (54,991)
Provision for loan losses (covered WB loans)
(25,573) (48,605) 23,032
Total Provision BPOP
(176,276) (144,317) (31,959)
Net Revenues
315,425 354,385 (38,960)
Operating Expenses
(282,355) (281,800) (555)
Income before Tax (Expense) Benefit
33,070 72,585 (39,515)
Income Tax (Expense) Benefit
(5,537) 38,100 (43,637)
Net income $27,533 $110,685 ($83,152)
Financial Ratios
EPS $0.03 $0.11 ($0.08)
NIM 4.45% 4.48% -0.03%
$ in thousands (except per share data)
1
1

Q3 vs Q2 2011 Adjusted Variances (in millions)

Q3 Income before tax 33 $
Less:
Net benefit on sale of loans (5)
Gain on sale of securites (8)
EVERTEC retirement window costs 5
Q3 adjusted income before tax 25
Q2 Income before tax 73
Negative variance Q3 vs Q2 (48) $
(60)
13
(47) $
Lower provision:
Covered loans 23
US 5
28
FDIC loss share decrease:
Accretion of indemnification asset (29)
ASC 310-20 discount accretion-
Mirror Accounting
4
Provision for loan losses -
Mirror Accounting
(18)
Other (1)
(44)
Covered loans (10)
Other earning assets (5)
Deposit 5
FDIC Note 6
Other interest bearing liabilities (1)
(5)
Other:
Q2 mark down on advances & fair value 15
Other operating income 6
Expenses (1)
20
Detailed variances (48) $
Higher provision BPPR:
Provision BPPR
Provision related to PR loan sale
Lower net interest income due to volume and yield:
Explanation Variance in pre-tax income

P.R. Business
•
Q3 net income includes a $13 million net
benefit on securities and loan sales
•
Provision expense for non-covered loans
increased by $60 million ($47 million in
addition to $13 million related to the sale of
commercial and construction loans)
•
Provision expense includes $26 million
related to Westernbank; which is offset 80%
by loss-share agreement
•
Sale of $128 million of construction and
commercial loans was completed
•
Smaller transactions have been executed
at prices ranging between 50%-70%.
•
LFHS balance remaining is $259 million (of
portfolio reclassified in Q4 2010)
•
Deposit costs in Q3 declined by 9 basis
points to 1.10% as compared to Q2
•
$5.5 billion in time deposits mature during
the next 12 months
6
1
Excludes covered loans
$ in millions (Unaudited) Q3 11 Q2 11 Variance
Net Interest Income $321 $325 ($4)
Non Interest Income 118 114 4
Gross Revenues 439 439 0
Provision (BPPR) (131) (71) (60)
Provision (covered WB) (26) (49) 23
Provision for loan losses (157) (120) (37)
Expenses (221) (217) (4)
Tax (Expense) Benefit (7) 38 (45)
Net Income $54 $140 ($86)
NPLs  (HTM) ¹ $1,337 $1,210 $127
NPLs  (HTM + HFS) ¹ 1,597 1,610 (13)
Loan loss reserve 524 472 52
Assets $29,105 $29,790 ($685)
Loans  (HTM) 19,210 19,062 148
Loans  (HTM + HFS) 19,575 19,569 6
Deposits 21,727 21,568 159
NIM 5.15% 5.19% -0.04%

U.S. Business
•
Net income of $9 million in Q3 driven by
lower provision
NPLs for the quarter down by $20
million or 5%; driven by construction
loans
Cost of funds reduction of 8 bps to
1.38%
•
Expenses decreased slightly by $4 million
•
Loan balances continued to decrease but
net interest income remained  relatively
stable
•
Rebranding initiative was rolled out in
August to the California and Florida regions;
the customer reaction in these regions has
been positive
7
$ in millions (Unaudited)
Q3 11 Q2 11 Variance
Net Interest Income $73 $75 ($2)
Non Interest Income 18 19 (1)
Gross Revenues 91 94 (3)
Provision for loan losses (20) (25) 5
Expenses (61) (65) 4
Taxes Expense (1) (1) 0
Net Income $9 $3 $6
NPLs  (HTM) $395 $415 ($20)
NPLs  (HTM + HFS) 395 415 (20)
Loan loss reserve 249 275 (26)
Assets $8,720 $8,895 ($175)
Loans  (HTM) 5,946 6,181 (235)
Loans  (HTM + HFS) 5,949 6,184 (235)
Deposits 6,292 6,485 (193)
NIM 3.62% 3.64% -0.02%

Loan Portfolio Detail

•
Our loan book is well diversified
•
There are no significant concentrations
• Top 20 non-covered relationships are
only 4% of total loans
•
Low average loan size; commercial $476K and
mortgage $129K
•
Early stage delinquencies have declined  since
December 2009
•
No exposure to Europe
30 – 89 days Past Due Total Loans, excluding covered loans
5.0%
4.9%
4.3%
4.2%
3.5%
3.9%
3.4%
3.2%
Dec 09 Mar 10 June 10 Sep 10 Dec 10 Mar 11 June 11 Sep 11
$ in 000s PR US Total
% of
Total
Loans Held to Maturity:
Construction 163,915 $            194,146 $            358,061 $            1.4%
C&I 2,800,724 1,050,648 3,851,372 15.3%
CRE- Owner Occupied 2,285,456 894,633 3,180,089 12.6%
CRE- Non-Owner Occupied 1,327,309 2,230,149 3,557,458 14.1%
Consumer 3,517,620 742,784 4,260,404 16.9%
Mortgage 4,633,339 833,163 5,466,502 21.8%
Total Non-Covered 14,728,363 5,945,523 20,673,886 82.1%
Covered Loan- WB 4,512,423 - 4,512,423 17.9%
Total 19,240,786 $      5,945,523 $        25,186,309 $     100.0%
Loan Portfolio - Q3 2011

Non-Performing Loans- Popular, Inc.
Commercial & Construction NPL Inflows
Credit Quality Overview-
•
Inflow of NPLs in the PR commercial portfolio reflect
less reliance on actual payment history and more
reliance on documented ability to continue to pay
according to the original terms
Approximately 50% of these inflows are current in
their payments
•
NCO ratio for Q3 was 2.64% ($135M) vs. 2.59%
($133M) in Q2, driven by PR C&I while consumer NCOs
declined
•
ALLL remained relatively flat in Q3
9
Excludes Covered Loans & LHFS
In 000’s
PR NCOs (%) Q3 Q2
Mortgage 0.68 0.69
Commercial 3.69 3.05
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
2Q10 3Q10 4Q10 1Q 11 2Q 11 3Q 11
Commercial Construction Consumer Mortgage
161
149
174
133
116
212
104
109
136
57
79
77
2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
$-
$50
$100
$150
$200
$250
$300
$350
Commercial & Construction
Inflows
PR Inflows US Inflows

Capital Ratios
•
Strong capital position relative to current and Basel III guidelines as well as  peers
10
1
See the earnings press release for  reconciliation of  Common Stockholders Equity  (GAAP) to Tier 1 Common
Equity (Non-GAAP).
2
Minimum Regulatory Requirements for Well Capitalize
12.02
15.82
17.09
8.67
11.53
15.22
16.50
8.38
11.56
15.03
16.32
8.41
0
3
6
9
12
15
18
%
Tier 1 Common 1
1
Tier 1 Capital Total Capital Tangible Common Equity
Q3
2010
Q2
2011
Q3
2011
Q3
2010
Q2
2011
Q3
2011
Q2
2011
Q3
2010
Q3
2011
Q3
2011
Q2
2011
Q3
2010
5%
2
6%
2
10%
2

120%
100%
80%
60%
40%
20%
0%
52%
61%
74%
109%
BPOP
BPOP (ex-Tarp Disc)
Median Peers
Median Top 50

6.0
5.0
4.0
3.0
2.0
1.0
-
2.0
5.3
5.5
BPOP
Median Peers
Median Top 50

POPULAR®

Thoughts On Our Stock Valuation

•
On September 30, 2011 BPOP closed  at $1.50, representing a
market cap of $1.5 billion
•
YTD, the price has declined 47% vs. 19% for the NASDAQ
Bank Index and  28% for the KBW Bank Index
•
We believe that the market is underestimating the value of
Popular’s business
•
What are the drivers of BPOP’s value?
•
A high and steady stream of pre-provision net revenues,
supported by the leading financial services franchise in
P.R. (founded in 1893, with a 42% share of non-brokered
deposits in P.R.)
•
U.S. business which has returned to profitability, with a
fully-reserved DTA of $1.3 billion
•
A 49% ownership in EVERTEC, a leading processing,
merchant acquisition and IT consulting business
•
Enhanced potential NIM expansion in a normalized rate
environment from the expected “stickiness” of our P.R.
deposit costs
•
Potential for enhanced profitability which is highly
levered upon the normalization of credit in P.R.
Price / Tangible Book Value
Price Multiple of Pre-provision Net Revenues
Stock Price  /  PPNR
- Stock price data as of 9-30-2011.
- PPNR based on last 12 months; as of 9-30 for BPOP and 6-30 for others.
- Top 50 excludes banks with $100B or > in assets.
- PPNR = (net int income + non-int income – expenses)
- TBV as of 9-30 for BPOP and 6-30 for others; as of 9-30 remaining discount related to 2009 TARP exchange was $473 million.

Popular Is Well Positioned for the Future
Capital
Ability to pursue organic growth opportunities and asset acquisitions
Diversified balance sheet and strong capital
Other sources of potential value such as our 49% EVERTEC investment and the U.S. DTA
Earnings
Generation
Diversification of revenue sources
Strong, stable revenue stream throughout the cycle
Ongoing business rationalization and reductions in core noninterest expenses
Our profitability should benefit substantially as NPLs and credit costs in P.R. normalize
Deposit
Franchise
Best and most valuable deposit franchise in Puerto Rico
Strong core deposit composition should benefit margin when rates normalize
Limited use of wholesale funding
Loan
Portfolio
Addressing credit exposures through early-stage monitoring, modifications and workouts
Enhancing risk management processes
De-risking balance sheet through NPL sales and U.S. restructuring

Appendix Appendix

48,624
47,404
44,411
38,883
34,736
38,723 38,736
39,013
38,179
-
1,000
2,000
3,000
4,000
5,000
6,000
7,000
-
10,000
20,000
30,000
40,000
50,000
60,000
2005 2006 2007 2008 2009 2010 Q1 2011 Q2 2011 Q3 2011
Assets Market Cap Tangible Capital
$
Where We Are Coming From…
14
2005/2006
• Aggressive diversification
consisting of Puerto Rico,
the U.S. and the Caribbean;
nearly 1/3 of revenue is
generated within the U.S.
• Focused on growing US
banking and mortgage
businesses  (PFH & ELOAN )
• Net Income
$541M / $358M
•Tier 1 C   7.98% / 7.73%
•NPLs 1 .77% /  2.24%
•FTEs   13.2K /  12.5K
2007/2008
• Reorganized US operation
to exit high-risk businesses
•Shut down US consumer
finance businesses (PFH & E-
Loan) & Texas region
• Acquisition of PR Citibank
retail business
• Net Loss
($64M) / ($1,244M)
Tier 1 C   7.08% / 3.19%
•NPLs   2.75% / 4.67%
•FTEs  12.3K / 10.6K
2009/2010
• Focused  on ensuring
capital and BHC liquidity
adequacy and participating
in the P.R. banking
consolidation
• Raised common equity,
EVERTEC sale & WB asset
acquisition
• Net (Loss) / Income
($574M) / $137M
•Tier 1 C   6.39% /10.95%
•NPLs  9.60% / 7.58%¹
•FTEs 9.4K/ 8.3K
2011
•
Now focused on:
managing
through the P.R.
credit  cycle
enhancing BPNA
profitability
earning asset
generation
reducing NPLs
efficiencies
$
1
Excludes covered loans
•
•
•
•
•

$ in millions
Q3 11 Q2 11
Q3 11 vs
Q2 11
YTD 11
Loans Held to Maturity (HTM) $20,674 $20,658 0.08% $20,674
Loans Held for Sale 369               509             -27.50% 369
Covered Loans 4,512           4,616          -2.25% 4,512
Total Loans $25,555 $25,783 -0.88% $25,555
Non-performing assets (inc OREO) $2,167 $2,187 -0.91% $2,167
NPLs HTM to loans HTM 8.38% 7.86% 0.52% 8.38%
Net charge-offs $135 $133 1.50% $408
Net charge-offs to average loans 2.64% 2.59% 0.05% 2.65%
Provision for loan losses $151 $96 57.29% $306
Provision to total loans HTM 0.73% 0.46% 0.27% 0.76%
Provision for loan losses to net charge-offs 111.50% 71.76% 39.74% 75.04%
Allowance for loan losses $693 $690 0.43% $693
Allowance for loan losses to loans (excl. LHFS)
3.35% 3.34% 0.01% 3.35%
Allowance for loan losses to NPLs HTM 39.99% 42.45% -2.46% 39.99%
Significant Events
NPLs ex LHFS                                                             $1,732 $1,624
NCOs ex FAS 114   (Q4'2010)                                             $135 $133
Provision  for loan losses ex LHFS  (Q4' 2010) $151 $96

Credit Summary - Popular, Inc. Consolidated
Credit summary excludes covered assets

$319
$435
$767 $769
$855 $852
$844
$818
$239
$224
$198
$188
Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11
$778
$756
$717
$683
$642
$580
$523
$416
$332
$290
$232
$194
Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11
$1,435
$1,400
$1,317
$1,199
$1,082
$1,039
$973
$884
$168
$149
$162 $164
Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11
Construction Portfolio
16
• Much smaller exposure in construction loans
• Construction balances have decreased $1,583
• At 9-30-2011, non-covered HTM construction loans
had declined to 2% of total loans compared to 8% at
12-31-2008 (peak)
• Construction non-performing loans totaled $188
million at 09-30-2011, a decrease of $664 million or
78% from 03-31-2010 (peak)
• Of the $358 million in loans, $164 million is PR
Total HTM non-covered
Construction NPL Loans ($ in MM)
Total HTM non-covered
PR Construction Loans ($ in MM)
Total HTM US
Construction Loans ($ in MM)
million or 82% since 4 Q 2007
th

0.16
0.29
0.14
0.72
0.36
0.47
0.75
0.63
0.86
0.85
0.69
0.68
Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11
Mortgage Portfolio
17
•
Exposure concentrated in PR
• Low average loan size ($129M)
• Adequate loan-to-value (78%)
•
At 9/30/2011, non-covered US non-
conventional mortgage exposure had declined
to $496 million, a decrease of $725 million from
12/31/2008
• Most of the exposure in Texas
• Insignificant exposures to California, Florida or
Nevada
Total HTM non-covered US
non-conventional Mortgage Loans ($ in MM)
PR non-covered Mortgage Loans
net charge-offs (%)
PR Total HTM non-covered
Mortgage Loans ($ in B)
$1,221
$1,179
$1,140
$1,095
$1,053
$1,015
$968
$936
$513
$509
$503 $496
Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11
$2.8
$2.9 $2.9
$3.0
$3.1
$3.2
$3.3
$3.4
$3.6
$4.0
$4.5
$4.6
Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11
Purchase in PR
at attractive yields
and good quality

Commercial Portfolio

$ in 000s PR US Total
% of
Total
C&I 2,800,724 $         1,050,648 $         3,851,372 $         36.4%
CRE- Owner Occupied 2,285,456            894,633                3,180,089            30.0%
CRE- Non-Owner Occupied 1,327,309            2,230,149             3,557,458            33.6%
Total Non-Covered 6,413,489 $         4,175,430 $         10,588,919 $       100.0%
Loan Portfolio - Q3 2011
$ in 000s PR US Total
% of
Total
Owner Occupied 2,285,456 $   894,633 $       3,180,089 $    47.20%
Retail 574,072          318,210          892,282           13.24%
Office 285,167          327,395          612,562           9.09%
Industrial 90,890            213,398          304,288           4.52%
Residential -                    42,397            42,397             0.63%
Mixed Used -                    166,403          166,403           2.47%
Multifamily 64,681            899,111          963,792           14.30%
Other 312,499          263,235          575,734           8.55%
Total Commercial Real Estate 3,612,765 $   3,124,782 $   6,737,547 $    100.00%
HTM Non-Covered  CRE Portfolio
•
Diversified loan portfolio across two
regions
•
PR 61%
•
US 39%
•
Diversified CRE portfolio:
•
Almost 50% owner occupied
•
No significant concentration - Top 20
non-covered relationships are only
8% of total loans
•
Average loan size of $2.0MM
•
Diversified C&I Portfolio
•
No significant concentration
•
Average loan size of $381k

Financial Results Financial Results Third Quarter 2011 Third Quarter 2011